EXHIBIT 99.1

                                  NEWS RELEASE

FOR IMMEDIATE RELEASE                                CONTACT: John R. Festa
                                                              President and CEO
                                                              (678) 264-4400



                   CARECENTRIC REPORTS 2002 FINANCIAL RESULTS


ATLANTA, GA (March 12, 2003) - CareCentric, Inc. (OTC Bulletin Board: CURA), a leading provider of management information systems to the home health care community, reports today its Annual Report of Financial Results for the year ended December 31, 2002. CareCentric reported a 7.7% increase in revenues to $22.0 million for 2002 against revenues of $20.4 million in 2001. The Net Cash Used in Operating Activities for 2002 was $0.8 million and in 2001 was $3.9 million. Results from Continuing Operations for 2002 was a profit of $0.3 million compared to a loss of $9.8 million in 2001, after adding back an $11.8 million impairment charge recorded in 2001.

"This year's results clearly illustrate the Company's progress and operating focus during the last year," stated John R. Festa, President and CEO of
CareCentric. "Our 2002 reported results of operations report a material improvement from losses in both 2000 and 2001 to a net profit in 2002 while posting an increase of 7.7% in sales for 2002 over 2001. In 2002, we met all required regulatory updates for our products, introduced new products for the point of care market and solidified our research and development plans for the future. In 2003 we will continue to further advance our improved financial performance while adding renewed emphasis on our customer service and development of our next generation of products."

Mr. Festa added, "It is our intent to continue to aggressively reinvest the Company's cash flow into product enhancements including electronic billing modules, point-of-care based products and the development of new generation product platforms. We believe CareCentric is in a unique position to understand our customers' needs in both the home health agency and medical equipment sectors."

"The Board of Directors is very pleased with the improved financial performance of the Company in 2002 and remains committed to supporting the Company in its strategic investment in its customers, products, and technological evolution." stated John E. Reed, Chairman of the Board.

CareCentric provides information technology systems and services to over 1,500 customers. CareCentric provides freestanding, hospital-based and multi-office home health care providers (including skilled nursing, private duty, home medical equipment and supplies, IV pharmacy and hospice) complete information solutions that enable these home care operations to generate and utilize comprehensive and integrated financial, operational and clinical information. With offices nationwide, CareCentric is headquartered in Atlanta, Georgia.

Note regarding Private Securities Litigation Reform Act: Statements made in this press release which are not historical facts, including projections, statements of plans, objectives, expectations, or future economic performance, are forward looking statements that involve risks and uncertainties and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. CareCentric's future financial performance could differ significantly from that set forth herein, and from the expectations of management. Important factors that could cause CareCentric's financial performance to differ materially from past results and from those expressed in any forward looking statements include, without limitation, the inability to obtain additional capital resources, variability in quarterly operating results, customer concentration, product performance and acceptance, long sales cycles, long and varying delivery cycles, CareCentric's dependence on business partners, emerging technological standards, risks associated with acquisitions and the risk factors detailed in CareCentric's Registration Statement on Form S-4 (File No. 333-96529) and from time to time in CareCentric's periodic reports filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

                                           CARECENTRIC, INC.
                                      CONSOLIDATED BALANCE SHEETS
                                                AUDITED
                                          DOLLARS IN THOUSANDS

                                                                               DECEMBER 31,
                                                                   --------------------------------------
                                                                        2002                   2001
                                                                   ---------------        ---------------
                                     ASSETS
Current assets:
  Cash and cash equivalents                                         $         826          $         201
  Accounts receivable, net of allowance for doubtful
    accounts of $1,307,000 and $1,042,000 respectively                      4,632                  4,185
  Prepaid expenses and other current assets                                   696                    608
  Notes receivable                                                            215                    413
                                                                   ---------------        ---------------
    Total current assets                                                    6,369                  5,407

Purchased software, furniture and equipment, net                            1,036                  1,533
Intangible assets, net                                                      4,308                  5,437
Other assets                                                                  194                    431
                                                                   ---------------        ---------------
    Total assets                                                    $      11,907          $      12,808
                                                                   ===============        ===============

        LIABILITIES AND SHAREHOLDERS EQUITY (DEFICIT)
Current liabilities:
  Line of credit                                                    $       4,525          $       5,572
  Accounts payable                                                          1,584                  2,185
  Accrued compensation expense                                                556                    593
  Accrued liabilities                                                       6,113                  6,574
  Customer deposits                                                         1,495                  2,120
  Unearned revenues                                                         4,223                  3,981
                                                                   ---------------        ---------------
    Total current liabilities                                              18,496                 21,025

Accrued liabilities, less current portion                                     150                    750

Notes payable long-term                                                     8,520                  5,343

Commitments and contingencies

Shareholders' equity (Deficit):
  Preferred Stock ; 10,000,000 shares authorized all Series B,C,D,E
  $.001 par value; Series C Preferred,  cancelled in 2002                       6                      7
  Common stock, $.001 par value; 20,000,000 shares authorized;
    4,371,350 shares issued and outstanding at December 31, 2002
    and December 31, 2001                                                       4                      4
  Unearned compensation                                                      (134)                  (210)
  Additional paid-in capital                                               20,430                 21,280
  Stock warrants                                                                1                      1
  Accumulated deficit                                                     (36,565)               (36,391)
                                                                   ---------------        ----------------
    Total shareholders' equity (Deficit)                                  (15,259)               (14,310)
                                                                   ---------------        ----------------
    Total liabilities and shareholders' equity (Deficit)            $      11,907          $      12,808
                                                                   ===============        ================


                                       CARECENTRIC, INC.
                             CONSOLIDATED STATEMENTS OF OPERATIONS
                                            AUDITED
                                     DOLLARS IN THOUSANDS


                                                                YEARS ENDED DECEMBER 31,
                                                         ------------------------------------
                                                             2002                  2001
                                                         --------------       ---------------
Net revenues                                              $     22,015         $      20,446

Costs and expenses:
    Cost of revenues                                             6,408                 8,217
    Selling, general and administrative                          9,770                10,715
    Research and development                                     3,431                 6,158
    Amortization and depreciation                                1,696                 3,865
    Write down of intangibles                                        -                11,799
    Restructuring charge                                             -                   675
                                                         --------------       ---------------
    Total costs and expenses                                    21,305                41,429
                                                         --------------       ---------------

Income (loss) from operations                                      710               (20,983)

Other income (expense):
    Other income (expense)                                         250                     -
    Interest expense                                              (712)                 (592)
    Interest and other income                                       45                    37
                                                         --------------       ---------------
Income (loss) before taxes                                $        293         $     (21,538)

    Income tax benefit (expense)                                     -                   (15)
                                                         --------------       ---------------

Income (loss) from continuing operations                           293         $     (21,553)

Discontinued operations
    Loss on disposal of discontinued operations                      -                (2,632)

    Income (loss) from operations of
        discontinued segment before taxes                            -                  (483)

    Applicable tax expense                                           -                     -
                                                         --------------       ---------------
Net income (loss) from discontinued operations                       -                (3,115)
                                                         --------------       ---------------

Net  income (loss)                                        $        293         $     (24,668)
                                                         ==============       ===============

Cumulative preferred dividends                                    (467)                 (722)
                                                         --------------       ---------------
Net income (loss) available to common shareholders        $       (174)        $     (25,390)
                                                         ==============       ===============

Net income (loss) per share - basic and diluted
    available to common shareholders                      $      (0.04)        $       (5.94)
                                                         ==============       ===============
Weighted average common shares - basic and
   diluted                                                       4,371                 4,272
                                                         ==============       ===============


                                      CARECENTRIC, INC.
                            CONSOLIDATED STATEMENTS OF CASH FLOW
                                           AUDITED
                                    DOLLARS IN THOUSANDS

                                                            YEARS ENDED DECEMBER 31,
                                                    ------------------------------------------
                                                           2002                 2001
                                                    -------------------- -------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                                      $           (174)    $       (25,390)

ADJUSTMENTS  TO  RECONCILE  NET (LOSS)  INCOME
TO NET CASH (USED IN) PROVIDED BY OPERATING ACTIVITIES:
     Provision for doubtful accounts                                351                 500
     Amortization and depreciation                                1,696               4,252
     Stock based Compensation charged to earnings                    76                   -
     Loss on discontinued operations                                  -               2,632
     Write down of intangibles                                        -              11,799

CHANGES IN ASSETS AND LIABILITIES, NET OF ACQUISITIONS:
     Accounts receivable                                           (797)              2,101
     Prepaid expenses and other current assets                      (88)                 90
     Other assets                                                   137                 138
     Accounts payable                                              (600)              1,447
     Accrued compensation                                           (37)                (23)
     Accrued liabilities                                         (1,026)                (26)
     Customer deposits                                             (626)               (376)
     Unearned revenues                                              242              (1,020)
                                                    -------------------- -------------------
          Net cash used in operating activities                    (846)             (3,876)
                                                    -------------------- -------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
Assets and liabilities disposed of                                    -                 (16)
Purchase of software, furniture and equipment                       (70)               (327)
                                                    -------------------- -------------------
          Net cash used in investing activities                     (70)               (343)
                                                    -------------------- -------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
Payment on notes payable                                              -                   -
Proceeds from notes payable                                       3,176                   -
Increase (decrease) in line of credit                            (1,047)              4,058
Payment on capital lease obligation                                 (36)                  -
Proceeds from Consulting note receivable                            298                   -
Cancellation of Series C Preferred stock                           (850)                  -
                                                    -------------------- -------------------
          Net cash provided by  financing                         1,541               4,058
                                                    -------------------- -------------------

          Net change in cash and cash equivalents                   625                (161)

Cash and cash equivalents, beginning of period                      201                 362
                                                    -------------------- -------------------

Cash and cash equivalents, end of period               $            826     $           201
                                                    ==================== ===================

